SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for use of the Commission (as permitted by Rule 14a-6(e)(2))

☑  Definitive Proxy Statement only

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment, of Filing Fee (Check the appropriate box):

☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 15, 2008

Dear Stockholders:

On behalf of the Board of Directors of Town Sports International Holdings, Inc., I cordially invite you to attend our Annual Meeting of Stockholders, which will be held on Thursday, May 15, 2008 at 10:00 a.m. (local time) at New York Sports Club, 30 Wall Street — 4th Floor, New York, NY 10005.

The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope to ensure that your shares will be represented.

If you plan to attend the Annual Meeting, please bring this letter and valid picture identification (such as a driver’s license or passport) with you to the meeting, as this letter and your picture identification will serve as your admittance pass to the meeting. If you return the enclosed Proxy Card and later decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

The Proxy Statement and the enclosed Proxy Card are first being mailed on or about April 15, 2008 to stockholders entitled to vote. Our 2007 Annual Report to Stockholders is being mailed with the Proxy Statement.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ ALEXANDER ALIMANESTIANU
Alexander Alimanestianu
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
General	1
Voting	1
Proxies	2
Solicitation	2
Deadline for Receipt of Stockholder Proposals	2
PROPOSAL ONE — ELECTION OF DIRECTORS	3
General	3
Required Vote	5
Recommendation of the Board of Directors	5
PROPOSAL TWO — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	5
General	5
Fees Billed to the Company by PricewaterhouseCoopers LLP	5
Pre-Approval Policies and Procedures	6
Required Vote	6
Recommendation of the Board of Directors	6
PROPOSAL THREE — APPROVAL OF AMENDED AND RESTATED TOWN SPORTS INTERNATIONAL HOLDINGS, INC. 2006 STOCK INCENTIVE PLAN AND SECTION 162(m) PERFORMANCE GOALS THEREUNDER	6
General	6
Description of the Amended and Restated 2006 Stock Incentive Plan	7
Certain U.S. Federal Income Tax Consequences	12
Grants and Awards in the 2007 Fiscal Year	13
Equity Compensation Plan Information	13
Required Vote	13
Recommendation of the Board of Directors	14
CORPORATE GOVERNANCE AND BOARD MATTERS	14
Director Independence	14
Board Structure	14
Board Committees and Meetings	14
Committee Membership	15
Communicating with the Board of Directors	16
Corporate Governance Documents	16
Directors’ Compensation for the 2007 Fiscal Year	17
Compensation Committee Interlocks and Insider Participation	18
OWNERSHIP OF SECURITIES	19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
EXECUTIVE COMPENSATION	21
Executive Officers	21
Compensation Discussion and Analysis	22
Compensation Committee Report	28
Summary Compensation Table	29
Grants of Plan-Based Awards in the 2007 Fiscal Year	30
Outstanding Equity Awards at End of 2007 Fiscal Year	30
Option Exercises and Stock Vested in 2007 Fiscal Year	31
Potential Payments Upon Termination or Change-in-Control	31
Executive Severance Agreements	33
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	33
AUDIT COMMITTEE REPORT	35
ANNUAL REPORT AND HOUSEHOLDING	35
INTERNET AVAILABILITY OF PROXY MATERIALS	35
FORM 10-K	35
INCORPORATION BY REFERENCE	36
OTHER MATTERS	36

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
5 Penn Plaza (4th Floor)
New York, New York 10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. MAY 15, 2008

TO THE STOCKHOLDERS OF TOWN SPORTS INTERNATIONAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), will be held at New York Sports Club, 30 Wall Street — 4th Floor, New York, NY 10005 on Thursday, May 15, 2008 at 10:00 a.m. (local time) for the following purposes:

(1) To elect nine members of the Company’s Board of Directors;

(2) To ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008;

(3) To approve the amendment and restatement of, and performance goals under, the Company’s 2006 Stock Incentive Plan; and

(4) To transact such other business as may properly come before the Annual Meeting or any adjournments of such meeting that may take place.

Only stockholders of record at the close of business on April 1, 2008 will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of 10 days prior to the meeting during regular business hours at the offices of the Company.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors

/s/ ALEXANDER ALIMANESTIANU
Alexander Alimanestianu
Chief Executive Officer and President

New York, New York
April 15, 2008

YOUR VOTE IS VERY IMPORTANT

REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
5 Penn Plaza (4th Floor)
New York, New York 10001

PROXY STATEMENT

General

This Proxy Statement is furnished to the stockholders of record of Town Sports International Holdings, Inc., a Delaware corporation (“Town Sports” or the “Company”), as of April 1, 2008, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 15, 2008, and at any adjournments of such meeting that may take place. The Annual Meeting will be held at 10:00 a.m. (local time) at New York Sports Club, 30 Wall Street — 4th Floor, New York, NY 10005. This Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting of Stockholders are first being mailed on or about April 15, 2008 to all stockholders entitled to vote at the Annual Meeting.

Voting

The specific matters to be considered and acted upon at the Annual Meeting are:

(i) the election of nine members of the Company’s Board of Directors (the “Board”);

(ii) the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

(iii) the approval of an amendment to, and performance goals under, the Company’s 2006 Stock Incentive Plan; and

(iv) to act upon such other business as may properly come before the Annual Meeting.

These matters are described in more detail in this Proxy Statement.

On April 1, 2008, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 26,385,853 shares of the Company’s common stock were issued and outstanding. No shares of the Company’s Preferred Stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on April 1, 2008. Stockholders may not aggregate their votes in the election of directors.

The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the meeting during regular business hours at the offices of the Company.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. Abstentions, broker non-votes and withheld votes are each counted as present for the purpose of determining the presence of a quorum.

Abstentions:  Abstentions are counted as shares present and entitled to be voted with respect to the matter being voted on and will not affect the outcome of the vote with respect to the election of directors. Pursuant to applicable Delaware law, abstentions will have the effect of a vote “against” the other matters being voted on at the Annual Meeting.

Broker Non-Votes:  Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder and (2) the broker lacks the authority to vote the shares at his/her discretion. Broker non-votes are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted expressly. Accordingly, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting.

Withheld Votes:  With respect to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have no effect on the outcome of such vote.

All votes will be tabulated by the inspector of election appointed for the meeting.

With respect to the election of the members of the Board, if a quorum is present at the Annual Meeting, the nine nominees who receive the greatest number of votes properly cast (in person or by proxy) will be elected as directors. All other proposals must be approved by the affirmative vote of the holders of a majority of the shares of the common stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter’s rights with respect to any matter to be considered and voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such right.

Proxies

If the enclosed Proxy Card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a signed and returned Proxy Card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of all the nominated directors, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposal 2 and Proposal 3 described in this Proxy Statement and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company’s principal executive offices at 5 Penn Plaza (4th Floor), New York, New York 10001, a notice of revocation or another signed Proxy Card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

We engaged BNY Mellon Shareowner Services to act as proxy solicitor in connection with the Annual Meeting, for a fee of approximately $5,000, plus reasonable expenses. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the enclosed Proxy Card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, facsimile, or other means (including by directors, officers or employees of the Company, to whom no additional compensation will be paid for any such services).

Deadline for Receipt of Stockholder Proposals

In order to be considered for inclusion in the Company’s Proxy Statement and Proxy Card relating to the 2009 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in New York, New York, on or before December 17, 2008.

Under the Company’s Amended and Restated By-Laws (the “By-Laws”), any proposal for consideration at the 2009 Annual Meeting of Stockholders submitted by a stockholder (other than for inclusion in the Company’s Proxy Statement pursuant to Rule 14a-8) will be considered timely if it is delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the 2009 Annual Meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2009 Annual Meeting is given or made to stockholders, notice by the stockholder will be considered timely if it is so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2009 Annual Meeting was mailed or such public disclosure was made; and in any event such proposals will be considered timely only if it is otherwise in compliance with the requirements set forth in the By-Laws. The proxy solicited by the Board for the 2009 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE — ELECTION OF DIRECTORS

General

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has proposed for election at the Annual Meeting the nine individuals listed below to serve, subject to the By-Laws, as directors of the Company. All directors are elected annually, and serve until the next Annual Meeting of the Stockholders and until the election and qualification of their successors. If any director is unwilling or unable to stand for re-election (which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxy votes in favor of the original director candidate will be counted for the substituted candidate. All of the nominees for director currently serve as directors.

All of the nominees have consented to be named and, if elected, to serve, and management has no reason to believe that any of them will be unavailable to serve. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees. The enclosed proxy, if executed and returned, will be voted for the election of all such persons except to the extent the proxy is specifically marked to withhold such authority with respect to one or more of such persons. The proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named. Set forth below is certain information concerning the nominees, as of April 15, 2008.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

Name	Age	Position

Alexander A. Alimanestianu	49	Chief Executive Officer, President and Director
Keith E. Alessi	53	Director
Paul N. Arnold	61	Chairman of the Board
Bruce C. Bruckmann	54	Director
J. Rice Edmonds	37	Director
Jason M. Fish	50	Director
Thomas J. Galligan III	63	Director
Robert J. Giardina	50	Director
Kevin McCall	54	Director

Alexander A. Alimanestianu joined us in 1990 as Vice President and General Counsel and was appointed Executive Vice President, Development in 1995 and Chief Development Officer in January 2002. He was named President and Chief Development Officer in March 2006 and President and Chief Executive Officer in November 2007, when he also was elected as a director. Before joining the Company, Mr. Alimanestianu worked at a law firm that was our outside counsel. He has been involved in the development or acquisition of virtually all the Company’s existing clubs.

Keith E. Alessi has served as a director since April 1997. Since May 2007, Mr. Alessi has been the interim President and Chief Executive Officer of Westmoreland Coal Company. Mr. Alessi has been an adjunct lecturer at The Ross School of Business at the University of Michigan since 2001. From 2003 to 2006, Mr. Alessi was the Chairman of Lifestyles Improvement Centers LLC. From 1999 to 2007, Mr. Alessi was an adjunct professor at Washington and Lee University School of Law. Mr. Alessi served as Chairman and Chief Executive Officer of Telespectrum Worldwide, Inc. from April 1998 to February 2000, and as Chairman and Chief Executive Officer of Jackson Hewitt, Inc. from May 1996 to March 1998. Mr. Alessi currently serves as a director and chairman of the audit committee for H&E Equipment Services, Inc. and serves as a director of MWI Veterinary Supply, Inc.

Paul N. Arnold has served as a director since April 1997. Mr. Arnold was appointed Chairman of the Board in May 2006. Mr. Arnold has served as Chairman and Chief Executive Officer of Cort Business Services, Inc., a Berkshire Hathaway company, since 2000. From 1992 to 2000, Mr. Arnold served as President, Chief Executive Officer and Director of Cort Business Services. Prior to 1992, Mr. Arnold held various positions over a 24-year period within Cort Furniture Rental, a division of Mohasco Industries. Mr. Arnold is currently a director of H&E Equipment Services, Inc.

Bruce C. Bruckmann has served as a director since December 1996. Since 1994, Mr. Bruckmann has served as Managing Director of Bruckmann, Rosser, Sherrill & Co., LP, which we refer to in this Proxy Statement as “BRS”. From 1983 until 1994, Mr. Bruckmann served as an officer and subsequently a Managing Director of Citicorp Venture Capital, Ltd. Mr. Bruckmann is currently a director of Mohawk Industries, Inc., H&E Equipment Services, Inc. and MWI Veterinary Supply, Inc. and several private companies.

J. Rice Edmonds has served as a director since July 2002. Mr. Edmonds is a Managing Director of BRS. Prior to joining BRS in 1996, Mr. Edmonds worked in the high yield finance group of Bankers Trust. Mr. Edmonds is currently a director of McCormick & Schmick’s Seafood Restaurants, Inc., The Sheridan Group, Inc. and several private companies.

Jason M. Fish has served as a director since December 1996. In March 2008, Mr. Fish joined Meritage Group LP. From September 2000 through December 2006, Mr. Fish was employed by CapitalSource Inc., of which he was a co-founder, as its President through 2005 and as its Chief Investment Officer and Vice Chairman in 2006. From January 2007 through February 2008, Mr. Fish acted a consultant to CapitalSource. He remains its Vice Chairman of the Board of Directors. Prior to founding CapitalSource, Mr. Fish was employed from 1990 to 2000 by Farallon Capital Management, L.L.C., serving as a managing member from 1992 to 2000. Before joining Farallon, Mr. Fish worked at Lehman Brothers Inc., where he was a Senior Vice President responsible for its financial institution investment banking coverage on the West Coast.

Thomas J. Galligan III has served as a director since March 2007. Mr. Galligan is Chairman, President, Chief Executive Officer and a member of the board of directors of Papa Gino’s Holdings Corp. Prior to joining Papa Gino’s, Mr. Galligan held executive positions at Morse Shoe, Inc. and PepsiCo, Inc. Mr. Galligan is currently a director of Bay State Milling Co., Dental Service of Massachusetts, Inc., the Greater Boston Chamber of Commerce and the Massachusetts Restaurant Association and a Board Advisor to the Boston College Carroll School of Management.

Robert J. Giardina joined us in 1981 and served as President and Chief Operating Officer from 1992 to 2001, and as Chief Executive Officer from January 2002 through October 2007. Starting on April 1, 2008, Mr. Giardina will provide consulting services to us. Mr. Giardina was elected as a director in March 2006.

Kevin McCall has served as a director since March 2007. Mr. McCall is President and Chief Executive Officer of Paradigm Properties, LLC and its investment management affiliate, Paradigm Capital Advisors, LLC. Prior to forming Paradigm in 1997, Mr. McCall held positions as a director of Aldrich, Eastman & Waltch, L.P. (now AEW Capital Management, L.P.) and as a Partner and Senior Vice President of Spaulding & Slye Company. Mr. McCall serves as a director of the Boston Center for Community & Justice, the Boston Museum, MetroLacrosse, Hearth, Inc., Building Impact and the National Association of Industrial & Office Parks — Massachusetts Chapter.

Required Vote

Directors are elected by the affirmative vote of a plurality of the shares of the common stock present in person or represented by proxy and entitled to vote on the election of directors. Pursuant to applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of the vote with respect to the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

General

The Audit Committee of the Board (the “Audit Committee”) has appointed the firm of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, including each quarterly interim period, and the Board is asking the stockholders to ratify this appointment.

Although stockholder ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP is not required, the Board considers it desirable for the stockholders to pass upon the selection of the independent registered public accounting firm. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

A representative from PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees Billed to the Company by PricewaterhouseCoopers LLP

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2007, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years and for other services rendered during those fiscal years on behalf of the Company were as follows:

Category	2006	2007

Audit Fees(1)	$902,193	$1,193,300
Audit-Related Fees(2)	$58,060	$177,000
Tax Fees(3)	$95,000	$131,000

(1)	Audit fees are for fees and expenses associated with professional services rendered by PricewaterhouseCoopers in connection with (i) the audits of the Company’s annual consolidated financial statements and internal control over financial reporting, including services related to statutory audits of certain of our subsidiaries, (ii) reviews of unaudited interim financial statements included in the Company’s quarterly reports on Form 10-Q and (iii) reviews of documents filed with the SEC. The audit fees increased in 2007 over 2006 primarily due to the Company’s 2007 compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees are for the audits of our employee benefit plan and due diligence related to acquisitions and divestitures and assurance and related services that were reasonably related to the performance of the audits or reviews of the Company’s financial statements and not reported under the heading “Audit Fees” above.

(3)	Tax fees are for tax compliance, tax consulting and tax planning services.

The Audit Committee has determined that the provision of services discussed above is compatible with maintaining the independence of PricewaterhouseCoopers LLP from the Company.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services. The Audit Committee has authorized each of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

As early as practicable in each fiscal year, the independent registered public accounting firm provides the Audit Committee with a schedule of the audit and other services that it expects to provide or may provide during the fiscal year. The schedule is specific as to the nature of the proposed services, the proposed fees and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, the schedule serves as the budget for fees by specific activity or service for the fiscal year.

A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for its consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

The Audit Committee pre-approved 100% of the audit fees, audit-related fees, tax fees and all other fees for the fiscal years ended December 31, 2007 and 2006.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter hereof is required to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP. Pursuant to applicable Delaware law, abstentions will have the effect of a vote “against” this proposal, whereas broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

PROPOSAL THREE — APPROVAL OF
THE AMENDED AND RESTATED TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
2006 STOCK INCENTIVE PLAN AND SECTION 162(m) PERFORMANCE
GOALS THEREUNDER

General

We maintain our 2006 Stock Incentive Plan for the benefit of eligible employees, consultants and non-employee directors of the Company. The proposed Amended and Restated 2006 Stock Incentive Plan, which was unanimously adopted by the Board, subject to stockholder approval at the Annual Meeting, would increase the aggregate number of shares of our common stock issuable under the 2006 Stock Incentive Plan by

1,200,000 shares from 1,300,000 shares to a total of 2,500,000 shares. This increase of 1,200,000 shares represents approximately 5% of the outstanding shares of common stock of the Company as of April 1, 2008. The Board believes that it is desirable to increase the total number of shares available under the 2006 Stock Incentive Plan in order to attract, motivate and retain employees and non-employee directors of, and consultants to, the Company because the current share reserve under the 2006 Stock Incentive Plan is expected to be fully utilized in the near term.

In addition to the foregoing, the stockholders of the Company are being asked to approve the Section 162(m) performance goals under the 2006 Stock Incentive Plan (as described below) so that certain incentive awards granted under the 2006 Stock Incentive Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code, which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly-held companies. Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years. To date, the Company has relied on an exemption under Section 162(m) of the Code applicable to publicly-held companies during a transition period following their initial public offerings. During this transition period, the Company was exempt from the limitations of Section 162(m) of the Code. However, as a result of the material modification of the 2006 Stock Incentive Plan proposed in this Proxy Statement, the transition period under Section 162(m) of the Code will expire, and the Company is now required to have the performance goals under the 2006 Stock Incentive Plan approved by the Company’s stockholders.

The Amended and Restated 2006 Stock Incentive Plan also reflects the following other modifications to the 2006 Stock Incentive Plan:

•	Deletion of the share recycling provision under the 2006 Stock Incentive Plan, which allowed shares of our common stock that were delivered or exchanged by a participant as full or partial payment to the Company for payment of the exercise price or for payment of withholding taxes to again be available for issuance pursuant to awards granted under the 2006 Stock Incentive Plan;

•	Deletion of the provisions in the 2006 Stock Incentive Plan that allowed the Company to offer to buy out an award previously granted based upon such terms as the Company established and communicated to the participant at the time such offer was made; and

•	Certain other minor clarifying amendments to the 2006 Stock Incentive Plan to reflect developments in applicable law and equity compensation practices.

If the requisite stockholder approval of the Amended and Restated 2006 Stock Incentive Plan and the Section 162(m) performance goals is not obtained, the Amended and Restated 2006 Stock Incentive Plan will not take effect. If such approval is not obtained, the Company may continue to grant awards under the 2006 Stock Incentive Plan in accordance with its terms and the current share reserve under the 2006 Stock Incentive Plan. However, awards under the 2006 Stock Incentive Plan (other than stock options and stock appreciation rights) will not constitute “performance-based” compensation under Section 162(m) of the Code after the expiration of the applicable transition period under Section 162(m) of the Code, and accordingly, may not be deductible by the Company depending on the facts and circumstances.

The following description of the Amended and Restated 2006 Stock Incentive Plan is a summary of its principal provisions and is qualified in its entirety by reference to the Amended and Restated 2006 Stock Incentive Plan attached hereto as Exhibit A.

Description of the Amended and Restated 2006 Stock Incentive Plan

Administration.  The Amended and Restated 2006 Stock Incentive Plan is administered by a committee (the “Committee”), which is intended to consist of two or more non-employee directors, each of whom is, to the extent required, a non-employee director as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an outside director as defined under Section 162(m) of the Code and an independent director as defined under NASD Rule 4200(a)(15); provided that with respect to the application of the Amended and Restated 2006 Stock

Incentive Plan to non-employee directors, the Amended and Restated 2006 Stock Incentive Plan will be administered by the Board (and references to the Committee include the Board for this purpose). Currently, the compensation committee of the Board serves as the Committee under the 2006 Stock Incentive Plan.

The Committee has full authority to administer and interpret the Amended and Restated 2006 Stock Incentive Plan, to grant discretionary awards under the Amended and Restated 2006 Stock Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Amended and Restated 2006 Stock Incentive Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the Amended and Restated 2006 Stock Incentive Plan. Awards under the Amended and Restated 2006 Stock Incentive Plan may not be made on or after May 30, 2016, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made after the fifth anniversary of the date of the last stockholder approval of the performance goals set forth in the Amended and Restated 2006 Stock Incentive Plan as described below (i.e., May 15, 2013, assuming the Section 162(m) performance goals described below are approved by the Company’s stockholders at the Annual Meeting).

Eligibility and Types of Awards.  All the Company’s employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock, and other stock-based awards. In addition, the Company’s employees and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the Amended and Restated 2006 Stock Incentive Plan.

Available Shares.  The aggregate number of shares of common stock which may be issued or used for reference purposes under the Amended and Restated 2006 Stock Incentive Plan or with respect to which awards may be granted may not exceed 2,500,000 shares, which may be either authorized and unissued shares of our common stock or shares of common stock held in or acquired for the treasury of the Company. In general, if awards under the Amended and Restated 2006 Stock Incentive Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Amended and Restated 2006 Stock Incentive Plan.

The maximum number of shares of our common stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Code and may be granted under the Amended and Restated 2006 Stock Incentive Plan during any fiscal year to any eligible employee or consultant will be 250,000 shares (per type of award). The total number of shares of our common stock with respect to all awards that may be granted under the Amended and Restated 2006 Stock Incentive Plan during any fiscal year to any eligible employee or consultant will be 250,000 shares. There are no annual limits on the number of shares of our common stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum value at grant of shares of our common stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is $1,000,000. The maximum number of shares of our common stock with respect to which any stock option (other than incentive stock options), stock appreciation right, or other stock-based award that may be granted under the Amended and Restated 2006 Stock Incentive Plan during any fiscal year to any non-employee director will be 250,000 shares (per type of award). The total number of shares of our common stock with respect to all awards that may be granted under the Amended and Restated 2006 Stock Incentive Plan during any fiscal year to any non-employee director will be 250,000 shares.

The Amended and Restated 2006 Stock Incentive Plan requires that the Committee appropriately adjust the individual maximum share limitations described in the immediately preceding paragraph, the aggregate number of shares of our common stock available for the grant of awards and the exercise price of an award to reflect any change in the Company’s capital structure or business by reason of certain corporate transactions or events.

Awards Under the Amended and Restated 2006 Stock Incentive Plan.  The following types of awards are available under the 2006 Stock Incentive Plan:

Stock Options.  The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of our common stock. The Committee will determine the number of shares of our common stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price (i) in cash, check, bank draft or money order, (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price, or (iii) on such other terms and conditions as may be acceptable to the Committee.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights (which are referred to herein as “SARs”) either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (which is referred to herein as a “Tandem SAR”), or independent of a stock option (which is referred to herein as a “Non-Tandem SARs”). An SAR is a right to receive a payment in shares of our common stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of our common stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Amended and Restated 2006 Stock Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock.  The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to such shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Amended and Restated 2006 Stock Incentive Plan and discussed in general below.

Performance Shares.  The Committee may award performance shares. A performance share is the equivalent of one share of our common stock. The performance goals for performance shares will be set by the Committee and will be based on one or more of the objective criteria set forth on Exhibit A to the Amended and Restated 2006 Stock Incentive Plan and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of our common stock or any combination thereof.

Other Stock-Based Awards.  The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Amended and Restated 2006 Stock Incentive Plan that are payable in cash or denominated or payable in or valued by shares of our common stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for such other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Amended and Restated 2006 Stock Incentive Plan and discussed in general below.

Performance Goals.  The Committee may grant awards of restricted stock, performance shares, and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

•	earnings per share;

•	operating income;

•	net income;

•	cash flow;

•	gross profit;

•	gross profit return on investment;

•	gross margin;

•	gross margin return on investment;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and amortization;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth;

•	total shareholder return;

•	economic value added;

•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•	the fair market value of the shares of the Company’s common stock;

•	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; or

•	reduction in expenses.

To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:

•	restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;

•	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

•	a change in accounting standards required by generally accepted accounting principles.

Performance goals may also be based on an individual participant’s performance goals, as determined by the Committee, in its sole discretion.

In addition, all performance goals may be based upon the attainment of specified levels of performance by the Company (or subsidiary, division or other operational unit of the Company) under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control.  Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, awards subject to vesting and/or restrictions will fully vest upon a change in control (as defined in the Amended and Restated 2006 Stock Incentive Plan) of the Company. In addition, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of a share of the Company’s common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of a share of the Company’s common stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination.  Notwithstanding any other provision of the Amended and Restated 2006 Stock Incentive Plan, the Board may at any time amend any or all of the provisions of the Amended and Restated 2006 Stock Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Amended and Restated 2006 Stock Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant; provided further, however, that the approval of the Company’s stockholders will be obtained to the extent required by Delaware law, Sections 162(m) and 422 of the Code, The Nasdaq Global Market or the rules of such other applicable stock exchange, as specified in the Amended and Restated 2006 Stock Incentive Plan.

Miscellaneous.  Awards granted under the Amended and Restated 2006 Stock Incentive Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the

Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences.

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Amended and Restated 2006 Stock Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Accordingly, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options.  In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described above, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options.  A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

Certain Other Tax Issues.  In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their options.

The Amended and Restated 2006 Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended and Restated 2006 Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Grants and Awards in the 2007 Fiscal Year

During the year ended December 31, 2007, the following awards were granted under the 2006 Stock Incentive Plan to our principal executive officer, our principal financial officer, the three other most highly compensated executive officers of the Company serving at December 31, 2007 and our former principal executive officer (the “Named Executive Officers”), all executive officers as a group, all non-employee directors as a group, and all other employees, respectively:

	Number of	Weighted
	Shares	Average
	Underlying	Exercise Price of
Name	Options/SARs	Options/SARs

Robert J. Giardina	50,000	$17.46
Alexander A. Alimanestianu	50,000	$17.46
Richard G. Pyle	50,000	$17.46
Randall C. Stephen	20,000	$17.46
Jennifer H. Prue	20,000	$17.46
Christopher Ruta	20,000	$17.46
All Executive Officers as a Group (9 people)	255,000	$17.46
All Non-Employee Directors as a Group (5 people)	13,000	$22.18
All Other Employees	195,000	$17.61

Future Plan Awards.  The terms and number of options or other awards to be granted in the future under the 2006 Stock Incentive Plan are to be determined in the discretion of the Committee. Since no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible employees or non-employee directors cannot be determined at this time.

As of April 1, 2008, the closing price on The Nasdaq Global Market of the Company’s common stock was $6.74 per share.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2007, certain information related to the Company’s equity compensation plans.

Number of Securities
Remaining Available
	Number of Securities		for Future Issuance
	to be Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,497,030	$11.01	444,465
Equity compensation plans not approved by security holders	—	—	—
Total	1,497,030	$11.01	444,465

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter hereof is required to approve the Section 162(m)

performance goals and the Amended and Restated 2006 Stock Incentive Plan. Pursuant to applicable Delaware law, abstentions will have the effect of a vote “against” this proposal, whereas broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN AND SECTION 162(m) PERFORMANCE GOALS THEREUNDER.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board affirmatively has determined that a majority of our directors — Messrs. Alessi, Arnold, Fish, Galligan and McCall — are independent under, and as required by, the listing standards of The Nasdaq Stock Market. Mr. Alimanestianu is not independent because he is our Chief Executive Officer and President; Mr. Giardina is not independent because he has been employed by the Company within the past three years and currently serves as a consultant to the Company; and Mr. Bruckmann and Mr. Edmonds are not independent because of the relationship between Town Sports and BRS, with which Mr. Bruckmann and Mr. Edmonds are affiliated. The relationship between Town Sports and Mr. Giardina is described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Robert Giardina.” The relationship between Town Sports and BRS is described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Professional Services Agreement with BRS.”

Board Structure

The Board has nine members and the following four committees: Audit, Compensation, Finance, and Nominating and Corporate Governance. The membership during the last fiscal year and the function of each of the committees are described below.

Board Committees and Meetings

The Board held 10 meetings during the fiscal year ended December 31, 2007, which is referred to in this proxy statement as the 2007 Fiscal Year. In the 2007 Fiscal Year, each director who was a member of the Board during 2007 attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which such director served (in each case for meetings held during the period in the 2007 Fiscal Year for which such director served).

The Board meets in executive session, without the presence of any of the Company’s officers, at least twice per year and upon the request of any independent director. Currently, all directors are independent, except for Messrs. Alimanestianu, Giardina, Bruckmann and Edmonds.

All members of the Board are encouraged to attend the Company’s annual meeting of stockholders.

Committee Membership

The following table sets forth the name of each director and the Board committee on which each such director is currently a member:

Nominating
and
Corporate
Name	Audit		Compensation		Finance		Governance

Alexander A. Alimanestianu
Keith E. Alessi	X
Paul N. Arnold			X				X
Bruce C. Bruckmann					X	*
J. Rice Edmonds					X
Jason M. Fish			X	*	X		X	*
Thomas J. Galligan III	X	*					X
Robert J. Giardina
Kevin McCall	X		X

*	Committee Chair.

Audit Committee

The Audit Committee appoints our independent registered public accounting firm, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between Town Sports and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board. Each member of our Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”). The Audit Committee held 5 meetings during the 2007 Fiscal Year.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Mr. Alessi satisfies the Nasdaq rule requiring that at least one member of the Audit Committee of our Board have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Mr. Alessi is an “audit committee financial expert” as defined by the SEC.

Compensation Committee

The Compensation Committee of our Board evaluates performance and establishes and oversees executive compensation policy and makes decisions about base pay, incentive pay and any supplemental benefits for our executive officers. The Compensation Committee also administers our stock incentive plans and approves the grant of equity awards, the timing of the grants and the number of shares for which equity awards are to be granted to our executive officers, directors and other employees. The Compensation Committee also performs other duties and responsibilities as set forth in a charter approved by the Board. Each member of the Compensation Committee is independent, as independence is defined for purposes of Compensation Committee membership by the listing standards of Nasdaq. In addition, each member is a “non-employee director”, as defined under the applicable rules and regulations of the SEC, and an outside director, as defined under applicable federal tax rules. The Compensation Committee held 2 meetings during the 2007 Fiscal Year.

In making its determinations with respect to executive compensation, the Compensation Committee has not historically engaged the services of a compensation consultant. However, in February 2008, the Compensation Committee retained the services of Axiom Consulting Partners, an independent compensation consultant, to review the compensation program of the Company as it pertains to the Chief Executive Officer and the other executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board selects nominees to be recommended by the Board for election as directors and for any vacancies in such positions. The Nominating and Corporate Governance Committee also oversees the evaluation of our Board and management and oversees our Code of Ethics and Business Conduct. The Nominating and Corporate Governance Committee also performs other duties and responsibilities as set forth in a charter approved by the Board. Each member of the Nominating and Corporate Governance Committee is independent, as independence is defined for purposes of Nominating and Corporate Governance Committee membership by the listing standards of Nasdaq. The Nominating and Corporate Governance Committee held no meetings during the 2007 Fiscal Year but acted by unanimous written consent in one instance.

The Nominating and Corporate Governance Committee considers director nominees on a case-by-case basis, and therefore has not formalized any specific, minimum qualifications that it believes must be met by a director nominee, identified any specific qualities or skills that it believes are necessary for one or more of our directors to possess, or formalized a process for identifying and evaluating nominees for director, including nominees recommended by stockholders.

The Nominating and Corporate Governance Committee’s policy is to consider director candidates that are recommended by stockholders. The Nominating and Corporate Governance Committee will evaluate nominees for director recommended by stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate at a stockholders’ meeting must give written notice to our Corporate Secretary, pursuant to the procedures set forth in the section of this Proxy Statement titled “Communicating with the Board of Directors” and subject to the deadline set forth in the section titled “Deadline for Receipt of Stockholder Proposals.” The stockholder’s notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and our By-Laws.

Finance Committee

The Finance Committee of our Board is responsible for (1) overseeing and reviewing the financial affairs and policies of the Company and the implementation of such policies, (2) overseeing all material potential business and financial transactions, and (3) any other duties assigned by the Board. The Finance Committee held 4 meetings during the 2007 Fiscal Year.

Communicating with the Board of Directors

Stockholders and other interested parties may communicate with the Board, including the non-management directors as a group, by writing to the Board, c/o Corporate Secretary, Town Sports International Holdings, Inc. at 5 Penn Plaza (4th Floor), New York, New York 10001. Inquiries will be reviewed by the Company’s Corporate Secretary and will be distributed to the appropriate members of the Board depending on the facts and circumstances outlined in the communication received. For example, if a complaint concerning accounting, internal accounting controls or auditing matters was received, it would be forwarded by the Corporate Secretary to the Audit Committee. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.

Corporate Governance Documents

The Board has adopted a Code of Ethics and Business Conduct that applies to all officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics and Business Conduct can be accessed in the “Investor Relations — Corporate Governance” section of our website at www.mysportsclubs.com, as well as any amendments to, or waivers under, the Code of Ethics and Business Conduct with respect to our principal executive officer, principal financial officer and principal accounting officer or controller. Copies may be obtained by writing to Town Sports International Holdings, Inc., 5 Penn Plaza (4th Floor), New York, New York 10001, Attention: Investor Relations. Copies of the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board of Directors, as well as copies of our certificate of incorporation and By-Laws, can also be accessed in the “Investor Relations — Corporate Governance” section of our website at www.mysportsclubs.com.

Directors’ Compensation for the 2007 Fiscal Year

Under our director compensation policy currently in effect, Directors who are also officers or employees of the Company or are affiliated with BRS receive no additional compensation for services as a director, committee participation or special assignments.

Directors who are not officers or employees of the Company or any of its subsidiaries, and not affiliated with BRS (each, a “Non-Employee Director”) receive the following compensation:

•	Each Non-Employee Director will receive a $20,000 annual retainer, payable quarterly in arrears. For each year, commencing in 2008, any such Board member may elect (by giving written notice to the Company on or before the first business day of the applicable calendar year) to receive such annual retainer in the form of shares of common stock, payable quarterly in arrears under the 2006 Stock Incentive Plan (with the value of such shares of common stock being the Fair Market Value (as defined in the 2006 Stock Incentive Plan) thereof on the last business day of each calendar quarter). This annual retainer will be pro rated for any partial year.

•	The chairman of the Audit Committee will receive an additional $10,000 annual retainer, payable quarterly in arrears. For each year, commencing in 2008, the chairman of the Audit Committee may elect (by giving written notice to the Company on or before the first business day of the applicable calendar year) to receive such annual retainer in the form of shares of our common stock, payable quarterly in arrears under the 2006 Stock Incentive Plan (with the value of such shares of common stock being the Fair Market Value thereof on the last business day of each calendar quarter). This additional annual retainer will be pro rated for any partial year.

•	Each Non-Employee Director will receive an annual grant on the first business day of each calendar year of stock options to purchase 1,000 shares of our common stock with the exercise price being the Fair Market Value thereof on the date of the grant. Each annual grant will vest on the first anniversary of the grant.

•	Each new Non-Employee Director joining the Board will receive an initial grant of stock options to purchase 5,000 shares of our common stock with the exercise price being the Fair Market Value thereof on the date of the grant. The grant will vest in three equal installments on the first, second and third anniversaries of the grant, respectively. Each new Non-Employee Director will be eligible in the following year to receive the annual stock option grant referred to above.

•	Each Non-Employee Director will receive an additional $3,000 for each meeting of the Board that such director attends in person and an additional $1,000 for each meeting of the Board that such director attends via telephone.

•	Each Non-Employee Director that is a member of a committee (other than the Audit Committee) will receive an additional $1,000 for each committee meeting that such director attends in person and an additional $500 for each committee meeting that such director attends via telephone.

•	Each Non-Employee Director that is a member of the Audit Committee will receive an additional $2,500 for each Audit Committee meeting that such director attends in person and an additional $1,000 for each Audit Committee meeting that such director attends via telephone.

We also reimburse directors for any out-of-pocket expenses incurred by them in connection with services provided in such capacity.

The following table sets forth information concerning the compensation to each of our Non-Employee Directors in the 2007 Fiscal Year:

	Fees Earned or	Option
	Paid in Cash	Awards
Name	($)	($)(1)

Keith E. Alessi	$51,000	$7,785
Paul N. Arnold	37,500	7,785
Jason M. Fish	36,500	7,785
Thomas J. Galligan III	35,000	14,038
Kevin McCall	38,500	14,825

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 Fiscal Year for the fair value of stock options granted to each of the Non-Employee Directors in Fiscal Year 2007 as well as prior fiscal years, in accordance with SFAS 123(R). Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2007 grants, refer to note 10(b) of the financial statements of Town Sports International Holdings, Inc. in its Form 10-K for the year ended December 31, 2007, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Non-Employee Directors.

Compensation Committee Interlocks and Insider Participation

During the 2007 Fiscal Year, there were no “compensation committee interlocks” (as that term is defined in SEC rules). The current members of the Compensation Committee are Messrs. Arnold, Fish and McCall, none of whom is a current or former officer or employee of the Company or any of its subsidiaries. During the 2007 Fiscal Year:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

•	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on our Board.

OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of April 1, 2008, by (i) each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock; (ii) each of the Named Executive Officers; (iii) each of our directors and director nominees; and (iv) all of our current directors and executive officers as a group.

		Percentage of
	Number of Shares	Common Stock
Name and Address	Beneficially Owned**	Outstanding***

5% Stockholders
Bruckmann, Rosser, Sherrill & Co., LP(1)	7,062,384	26.8%
Farallon Entities(2)	5,331,279	20.2%
FMR LLC(3)	2,415,203	9.2%
Named Executive Officers and Directors
Robert J. Giardina	883,120	3.3%
Richard G. Pyle(4)	775,740	2.9%
Alexander A. Alimanestianu(5)	627,746	2.4%
Randall C. Stephen(6)	90,900	*
Jennifer H. Prue(7)	28,550	*
Keith E. Alessi(8)	50,998	*
Paul N. Arnold(9)	41,778	*
Bruce C. Bruckmann(10)	7,324,142	27.8%
J. Rice Edmonds(11)	7,069,384	26.8%
Jason M. Fish(12)	1,780	*
Thomas J. Galligan III(13)	2,447	*
Kevin McCall(14)	2,447	*
Christopher Ruta(15)	33,820	*
Directors and Executive Officers as a group (14 persons)(16)	9,026,728	34.2%

*	Less than 1%.

**	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock with respect to which such person has (or has the right to acquire within 60 days, i.e., by May 31, 2008 in this case) sole or shared voting power or investment power.

***	Percentage of beneficial ownership is based on 26,385,853 shares of common stock outstanding at April 1, 2008.

(1)	Excludes shares held individually by Mr. Bruckmann and other individuals (and affiliates and family members thereof), each of whom are employed by BRS. Mr. Bruckmann, Hal Rosser, Stephen Sherrill and Stephen Edwards, as individuals, are the sole shareholders of BRSE Associates, Inc., which is the General Partner of BRS Partners, LP, which is the General Partner of Bruckmann, Rosser, Sherrill & Co., LP. All major investment and other decisions of Bruckmann, Rosser, Sherrill & Co., LP are vested in BRS Partners, LP. The address of BRS is 126 East 56th Street, 29th Floor, New York, NY 10022.

(2)	Based in part on our review of the Schedule 13D filed with the SEC on June 19, 2006 by the entities and persons set forth below, whose address is One Maritime Plaza, Suite 2100, San Francisco, California 94111. Consists of 1,861,348 shares directly held by Farallon Capital Partners, L.P. (“FCP”), 2,099,112 shares directly held by Farallon Capital Institutional Partners, L.P. (“FCIP”), 1,021,256 shares directly held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”), 2,500 shares directly held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”), 2,500 shares directly held by Tinicum Partners,

L.P. (“Tinicum”), 254,063 shares directly held by RR Capital Partners, L.P. (“RR”) and 90,500 shares directly held by Farallon Capital Offshore Investors II, L.P. (collectively with FCP, FCIP, FCIP II, FCIP III, Tinicum and RR, the “Farallon Entities”). As the general partner of each of the Farallon Entities, Farallon Partners, L.L.C. (“FPLLC”) may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Entities. As managing members of FPLLC, Chun R. Ding, William F. Duhamel, Richard B. Fried, Monica R. Landry, Douglas M. MacMahon, William F. Mellin, Stephen L. Millham, Jason E. Moment, Rajiv A. Patel, Derek C. Schrier and Mark C. Wehrly, and, as the Senior Managing Member of FPLLC, Thomas F. Steyer, may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Entities. FPLLC, each of its managing members and its Senior Managing Member disclaim any beneficial ownership of such shares. All of the above-mentioned entities and individuals disclaim group attribution.

(3)	Based on our review of the Schedule 13G filed with the SEC on February 14, 2008 by the FMR LLC, whose address is 82 Devonshire Street, Boston, Massachusetts 02109. Consists of 2,391,251 shares beneficially owned by investment funds managed by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, whose address is the same as FMR LLC, 23,552 shares beneficially owned by Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR LLC, whose address is 53 State Street, Boston, Massachusetts 02109, which serves as investment manager of institutional accounts owning such shares, and 400 shares beneficially owned by Fidelity International Limited.

(4)	Includes 56,000 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(5)	Includes 56,000 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(6)	Includes 90,900 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(7)	Includes 20,150 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(8)	Includes 1,000 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(9)	Includes 1,000 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(10)	Includes 7,062,384 shares held by BRS, and 41,599 shares held by certain other family members and partnership investments of Mr. Bruckmann. Mr. Bruckmann disclaims beneficial ownership of such shares held by BRS.

(11)	Includes 7,062,384 shares held by BRS. Mr. Edmonds disclaims beneficial ownership of such shares.

(12)	Includes 1,000 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(13)	Includes 1,667 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(14)	Includes 1,667 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(15)	Includes 24,280 shares of common stock issuable upon exercise of options on or before May 31, 2008.

(16)	Includes 124,064 shares of common stock issuable upon exercise of options on or before May 31, 2008 and shares held by BRS, which may be deemed to be owned beneficially by Messrs. Bruckmann and Edmonds. Excluding the shares owned by Richard G. Pyle and Randall C. Stephen who were no longer executive officers on April 1, 2008. Excluding the shares held by BRS, the directors and executive officers as a group beneficially own 1,964,344 shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our Board, our executive officers and persons who hold more than ten percent of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Except as set forth below, based solely upon a review of (i) the copies of Section 16(a) reports which Town Sports has received from such persons or entities for transactions in our common stock and their common stock holdings for the 2007 Fiscal Year, and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for the 2007 Fiscal Year, Town Sports believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than ten percent of its common stock. Jennifer H. Prue, the Company’s Chief Information Officer, had one late report of one transaction.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of Town Sports, and their ages and positions as of April 1, 2008, are:

Name	Age	Position

Alexander A. Alimanestianu	49	Chief Executive Officer, President and Director
Daniel Gallagher	40	Senior Vice President — Chief Financial Officer
David M. Kastin	40	Senior Vice President — General Counsel and Corporate Secretary
Jennifer H. Prue	58	Chief Information Officer
James Rizzo	60	Senior Vice President — Human Resources
Christopher Ruta	53	Senior Vice President — Sales and Operations

Mr. Alimanestianu’s biography follows the table listing our directors. Biographies for our other executive officers are:

Daniel Gallagher joined us in February 1999 as Vice President-Finance. He was promoted to Senior Vice President — Finance in November 2007. On January 22, 2008 we announced Mr. Gallagher’s promotion to Senior Vice President — Chief Financial Officer, effective as of March 31, 2008. Mr. Gallagher is a former Certified Public Accountant in the State of New York and holds a Bachelors of Science in Accounting from Villanova University. Mr. Gallagher began his career with Coopers and Lybrand in the Business Assurance Practice (audit). After the merger of Coopers and Lybrand with Price Waterhouse, his career continued in a management role and joined the Mergers and Acquisition Consulting Group in 1998.

David M. Kastin joined us in August 2007 as our Senior Vice President-General Counsel and Corporate Secretary. From March 2007 through July 2007, Mr. Kastin was Senior Associate General Counsel and Corporate Secretary of Sequa Corporation. From March 2003 through December 2006, Mr. Kastin was in-house counsel at Toys “R” Us, Inc., most recently as Vice President — Deputy General Counsel. From 1996 through 2003, Mr. Kastin was an associate in the corporate and securities departments at several prominent New York law firms, including Bryan Cave LLP. From September 1992 through October 1996, Mr. Kastin was a Staff Attorney in the Northeast Regional Office of the U.S. Securities and Exchange Commission.

Jennifer H. Prue joined us in 2000 as Vice President and Chief Information Officer. In 2002, she was promoted to Senior Vice President. Prior to joining us, she was employed by Integrated Management Services as a regional vice president where she served clients in various technology consulting roles, including as acting chief information officer, within the financial services, energy, and manufacturing industries. Prior to her years in consulting, Ms. Prue served in senior management roles in both accounting and information services in service and manufacturing industries, including Tupperware US. Ms. Prue is a Certified Public Accountant.

James Rizzo joined us in February 2007 as our Senior Vice President - Human Resources. From October 1998 until February 2007, Mr. Rizzo was Vice President-Human Resources for Duane Reade Inc., where was also a member of the company’s strategic executive committee. From April 1995 until September 1998, Mr. Rizzo was President and Chief Operating Officer for Holbrook-Patterson, Inc. From 1989 until 1995, Mr. Rizzo was Vice President — Human Resources at Childcraft, Inc. a subsidiary of The Walt Disney Corp. He also was President of Personnel Systems Company and held senior Human Resource positions with Talbots Inc., Hit or Miss Stores and the Melville Corporation.

Christopher Ruta joined us in September 1994 as an Area Operations Manager. In 1998, he was promoted to Senior Director of Operations responsible for Connecticut, Northern New Jersey and Westchester New York, and in 2001 to the oversight of all New York City Operations. In 2007, Mr. Ruta was promoted to Senior Vice President with responsibility for all company membership sales. Prior to joining Town Sports, Mr. Ruta was a General Manager and Vice President with Cardio-Fitness and Herald Square.

Compensation Discussion and Analysis

Compensation Objectives and Strategy

The Company’s compensation program for our executive officers is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability and to reward them for their performance, the Company’s performance and for creating longer term value for the Company’s stockholders. The primary objectives of the program are to:

•	align rewards with performance that creates shareholder value;

•	support the Company’s strong team orientation;

•	encourage high potential team players to build a career at the Company; and

•	provide rewards that are cost-efficient, competitive with other organizations and fair to employees and shareholders.

The Company’s executive compensation programs are approved and administered by the Compensation Committee of the Board. Working with management, the Compensation Committee has developed a compensation and benefits strategy that rewards performance and behaviors and reinforces a culture that the Compensation Committee believes will drive long-term success.

The compensation program rewards team accomplishments while promoting individual accountability. Compensation depends in significant measure on Company results, but individual accomplishments are also very important factors in determining each Named Executive Officer’s compensation. Commencing in 2008, the Company is implementing a robust planning and goal-setting process that is expected to fully integrate the entire compensation system, enhancing a strong relationship between individual efforts, Company results and financial rewards.

A portion of total compensation is placed at risk through annual and long-term incentives. As shown in the section of this Proxy Statement titled “Summary Compensation Table,” annual bonuses in 2007 represented between 22% and 54% of the Total Compensation for each Named Executive Officer. In addition, the Company grants equity awards to its Named Executive Officers to keep their interests aligned with those of the Company’s stockholders and promote a long-term commitment to the Company.

Role of the Compensation Committee

General

The Compensation Committee provides overall guidance for our executive compensation policies and determines the amounts and elements of compensation for our Named Executive Officers. The Compensation Committee’s function is more fully described in its charter, which has been approved by our Board. The charter is available on our Internet website at www.mysportsclubs.com, in the “Investor Relations — Corporate Governance” section.

The Compensation Committee currently consists of three members of our Board, Paul N. Arnold, Jason M. Fish (Chair) and Kevin McCall. Mr. McCall was appointed to the Compensation Committee to replace Bruce C. Bruckmann on March 29, 2007. Each current member of the Compensation Committee is independent (as defined for purposes of Compensation Committee membership by the listing standards of Nasdaq), a “non-employee director” as defined under the SEC rules and an “outside director” as defined under Section 162(m) of the Internal Revenue Code, as amended (the “Code”). The Compensation Committee held 2 meetings during the 2007 Fiscal Year.

Role of Management

When considering decisions concerning the compensation of the Named Executive Officers (other than the Chief Executive Officer), the Compensation Committee asks for the Chief Executive Officer’s recommendations, including his evaluation of each Named Executive Officer’s performance. Each December, in connection with the preparation of the Company’s annual budget for the immediate succeeding fiscal year, the Chief Executive Officer and the Chief Financial Officer review the compensation of all key employees of the Company, including the Named Executive Officers. Once the Chief Executive Officer and the Chief Financial Officer have finalized the budget, the compensation component of the budget for the Named Executive Officers is submitted to the Compensation Committee for its review and approval. Following its approval, the entire proposed budget is submitted to Board for its review and approval.

No Named Executive Officer has a role in determining or recommending compensation for outside directors.

Use of Outside Advisors

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities. In making its determinations with respect to executive compensation, the Compensation Committee has not historically engaged the services of a compensation consultant. However, in February 2008, the Compensation Committee retained the services of Axiom Consulting Partners, an independent compensation consultant, to review the compensation program of the Company as it pertains to the Chief Executive Officer and the other executive officers.

Compensation Structure

Pay Elements — Overview

The Company utilizes four main components of compensation:

•	Base Salary — fixed pay that takes into account an individual’s role and responsibilities, experience, expertise and individual performance.

•	Annual Incentive — variable pay that is designed to reward attainment of annual business goals.

•	Long-term Incentives — equity-based awards that may include stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards, including restricted stock units and deferred stock units.

•	Benefits and Perquisites — these include automobile allowances, medical and dental insurance benefits and retirement savings, and in one instance, an accommodation allowance.

Pay Elements — Details

1.	Base Salary

As part of its review of the annual budget for the immediate succeeding fiscal year, the Board reviews the base salaries and other compensation for our Named Executive Officers and makes adjustments as warranted based on individual responsibilities and performance, Company performance in light of market conditions and competitive practice. Salary adjustments are generally approved and implemented during the first quarter of the calendar year. The 2007 salaries of the Named Executive Officers were increased by 3-4% over annualized 2006 levels. Salary increases for Named Executive Officers are generally consistent with those of other management employees. Historically, salary increases are based on cost of living increases and range from 3-4%.

2.	Annual Incentive Compensation

We seek to provide competitive compensation that is commensurate with performance. We target compensation at the median of the market, and calibrate annual term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded. Our team-focused culture and management processes are designed to foster this commitment.

Annual incentive compensation for certain designated key employees is paid under our 2006 Annual Performance Bonus Plan (the “Bonus Plan”) for such year. The Bonus Plan is designed to grant bonus awards to such individuals as an incentive to contribute to our profitability. The Compensation Committee administers the plan and selects the key employees, which may include Named Executive Officers, who are eligible to participate in the Bonus Plan each year. Bonus targets are set at a percentage of base salary and are paid based on the Company’s achievement of performance goals established on or before March 15th of the succeeding applicable calendar year.

Under the Bonus Plan, participants are eligible to receive bonus awards that may be expressed, at the Compensation Committee’s discretion, as a fixed dollar amount, a percentage of compensation (whether base pay, total pay or otherwise) or an amount determined pursuant to a formula. Bonuses are contingent upon the attainment of certain pre-established performance targets established by the Compensation Committee, including, but not limited to:

•	earnings per share;

•	return on equity, assets or capital;

•	gross or net revenues;

•	earnings before interest, taxes, depreciation and amortization; or

•	such other goals established by the Committee.

The amount of a bonus also ranges depending on the performance of the employee.

Bonuses will be paid in cash after the end of the performance period in which they are earned, as determined by the Compensation Committee, but not later than the later of (1) March 15 after the end of the applicable year and (2) two and one-half months after the expiration of the fiscal year in which the performance period with respect to which the bonus is earned ends. In addition, bonuses will not be paid until the Company’s independent registered public accounting firm has issued its report with respect to the audit of the Company’s consolidated financial statements for the applicable fiscal year. Unless otherwise determined by the Compensation Committee, no bonus, full or pro rata, will be paid to any individual whose employment has ceased prior to the date such bonus is paid.

For the 2007 Fiscal Year, bonuses were based on an Adjusted EBITDA target as follows:

	Goal	Performance

Adjusted EBITDA (as defined)	$112.3 million	$110.1 million

The definition of Adjusted EBITDA for executive bonus computation purposes is earnings before interest, taxes, depreciation, amortization and compensation incurred in connection with stock options of the Company and items of a non-recurring nature.

For the 2007 Fiscal Year, the Compensation Committee has awarded an annual performance bonus to: Robert Giardina in the amount of $566,445; Alexander Alimanestianu in the amount of $481,479; Richard Pyle in the amount of $377,945; Randall Stephen in the amount of $121,232; and Jennifer Prue in the amount of $96,569 and Christopher Ruta in the amount of $69,069 in recognition of achievement of the applicable performance goals during their employment with us.

3.	Long-term Incentives — Equity-Based Awards

The Company and the Compensation Committee believe that equity-based awards are an important factor in aligning the long-term financial interest of the officers and stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. The Company expects to make grants at regular intervals.

The Compensation Committee may grant equity incentives under the Company’s 2004 Common Stock Option Plan, as amended, in the form of non-qualified and incentive stock options and the 2006 Stock Incentive Plan, as amended (the “2006 Stock Incentive Plan”), in the form of stock options (non-qualified and incentive stock options), stock appreciation rights, restricted stock, performance shares and other stock-based awards (including, without limitation, restricted stock units (RSUs) and deferred stock units).

The Company follows a practice of granting equity incentives in the form of stock options on an annual basis to employees, usually in August of each year. The Company also may make grants to new employees on the commencement of employment and to key employees following a significant change in job responsibilities or to meet specific retention objectives. All such grants are issued on the date they are approved by the Compensation Committee, except for new hires, who may be granted awards on the second day after the Company releases its financial results for the quarter in which the new employee was hired. The exercise price for stock options is the grant date closing market price per share. Historically, the Compensation Committee has granted stock options which vest in four equal annual installments based on continuous employment from the date of grant until the applicable vesting date, beginning on the first anniversary of the grant date. We believe that this vesting schedule reinforces the long-term orientation of our compensation philosophy. In the past, certain options have contained accelerated vesting features upon the achievement by the Company of pre-determined equity value targets. The Compensation Committee has not granted restricted stock or other stock-based awards in the past.

The Compensation Committee will evaluate the mix of stock options, restricted stock and other stock-based awards in the future to provide emphasis on preserving shareholder values generated in recent years while providing significant incentives for continuing growth in shareholder value.

In the Fiscal Year 2007, we granted stock options to our Named Executive Officers as indicated in the Grants of Plan-Based Awards Table which vest in four equal annual installments based on continuous employment from the date of grant until the applicable vesting date, beginning on the first anniversary of the grant date. In determining the amount of equity-based awards to be granted to the Named Executive Officers in 2007, we generally awarded equity at a level equal to the level of awards granted in 2006. In the future, we anticipate taking into account other factors such as Company and individual performance as well as the level of equity awards granted by companies of comparable size to the Company in the marketplace, taking into account data provided by our newly-hired compensation consultant.

4.	Other Benefits and Perquisites

The Company’s executive compensation program also includes other benefits and perquisites. We maintain a 401(k) plan for our eligible employees and Named Executive Officers with annual matching contributions up to $500 per year which vest over four years. In addition, for all employees we provide company-paid medical benefits and paid memberships in the Company’s clubs. Perquisites also include, in some instances, automobile allowances and accommodation allowances, although such allowances are being discontinued beginning in 2008 with the value of such allowances being incorporated into base salary. The Company annually reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance.

The Compensation Committee has approved these other benefits and perquisites as a reasonable component of the Company’s executive compensation program. Please see the “All Other Compensation” column in the Summary Compensation Table for further information regarding these benefits.

Pay Mix

We utilize the particular elements of compensation described above because we believe that it provides a well-proportioned mix of security-oriented compensation, retention value and at-risk compensation which produces short-term and long-term performance incentives and rewards. By following this approach, we provide the Named Executive Officers a measure of security in the minimum level of compensation that such individuals are eligible to receive, while motivating the Named Executive Officers to focus on the business metrics that will produce a high level of performance for the Company and long-term wealth creation for the Named Executive Officers, as well as reducing the risk of recruitment of top executive talent by competitors. The mix of metrics used for the Bonus Plan and the 2006 Stock Incentive Plan likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance.

For our Named Executive Officers, the mix of compensation is weighted toward at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results in a pay-for-performance orientation for our Named Executive Officers, which is aligned with the Company’s stated compensation philosophy of providing compensation commensurate with performance.

Pay Levels and Benchmarking

Pay levels for the Named Executive Officers are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Compensation Committee is responsible for approving pay levels for the Named Executive Officers. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits. The Compensation Committee has not historically established benchmarks for the compensation of the Named Executive Officers, and instead, has determined compensation levels based on the compensation of other executives of the Company and the general performance of the Company.

The Compensation Committee makes decisions regarding each Named Executive Officer’s target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team.

The Compensation Committee generally intends that the base salary and target annual incentive opportunity for each Named Executive Officer will be at the median of the competitive market.

As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of shareholder value.

Chief Executive Officer Compensation

Mr. Alimanestianu’s annual compensation consists primarily of base salary, annual incentive bonus and stock options. As of December 31, 2007, Mr. Alimanestianu’s annual compensation consisted of:

•	$420,109 base salary

•	$481,479 annual incentive compensation

•	A grant on August 7, 2007 of an option to purchase 50,000 shares of common stock at $17.46 per share, which was the closing price of the Company’s common stock on that date. The size of this option grant was determined based on the award to Mr. Alimanestianu in 2006, which was also for 50,000 shares.

•	Participation in other benefit plans and perquisites as explained elsewhere in this Proxy Statement.

Post-Termination Compensation and Benefits

The Named Executive Officers do not have employment agreements with the Company, but certain of the Named Executive Officers has entered into an executive severance agreement providing for specified severance benefits upon a termination of the executive’s employment with the Company without “cause” or for “good reason” within six months following a “change in control” (each, as defined in the agreement) of the Company. These executive severance agreements are more fully described in the section of this Proxy Statement titled “Executive Compensation — Executive Severance Agreements.”

As more fully described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Robert Giardina,” we entered into a letter agreement with Mr. Giardina in connection with his resignation from the Company which provides for, among other things, the annual bonus that he would have been entitled to had he remained employed by the Company, continued health and dental coverage, continued club membership and consulting fees. As more fully described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Richard Pyle”, we entered into a letter agreement with Mr. Pyle in connection with his resignation from the Company which provides for, among other things, a pro rata bonus for the fiscal year ending December 31, 2008, continued health and dental coverage, continued club membership and consulting fees.

Under executive stock agreements entered into between the Company and certain Named Executive Officers, if the Named Executive Officer resigns or the Named Executive Officer’s employment is terminated by the Company for any reason, during the period which the Company is paying the Named Executive Officer severance compensation (which shall be at a rate and an amount equal to the Named Executive Officer’s salary and health and other insurance benefits received by the Named Executive Officer immediately prior to the termination date), such period not to exceed one year, the Named Executive Officer has agreed not to compete with the Company subject to the terms of the agreement.

Compensation Committee Discretion

The Compensation Committee retains the discretion to decrease all forms of incentive payouts based on significant individual or Company performance shortfalls. Likewise, the Compensation Committee retains the discretion to increase payouts and/or consider special awards for significant achievements, including but not limited to superior asset management, investment or strategic accomplishments and/or consummation of acquisitions.

Conclusion

The level and mix of compensation that is finally decided upon is considered within the context of our historical practices as well as the factors outlined above. The Compensation Committee believes that each of the compensation packages is within a reasonable range of practices. The Compensation Committee intends to continue to work closely with its compensation consultant, Axiom Consulting Partners, to ensure that the Company provides competitive compensation packages to its Named Executive Officers.

Impact of Tax and Accounting

As a general matter, the Compensation Committee would take into account the various tax and accounting implications of compensation vehicles employed by the Company.

When determining amounts of grants under the 2006 Stock Incentive Plan to Named Executive Officers and employees, the Compensation Committee examines the accounting cost associated with the grants. Under Statement of Financial Accounting Standard 123 (revised 2004) (“FAS 123R”), grants of stock options, restricted stock, restricted stock units and other share-based payments result in an accounting charge for the

Company. The accounting charge is equal to the fair value of the instruments being issued. For restricted stock and restricted stock units, the cost is equal to the fair value of the stock on the date of grant times the number of shares or units granted. This expense is amortized over the requisite service period, or vesting period of the instruments. The Compensation Committee also carefully considers the impact of using market conditions (e.g., share price or total stockholder return) as a performance metric under the 2006 Stock Incentive Plan, mindful of the fact that if the condition is not achieved, the accounting charge would not be reversible.

Section 162(m) of the Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1,000,000 in any taxable year to the Named Executive Officers. Exceptions are made for qualified performance-based compensation, among other things. In addition, under Section 162(m), compensation paid pursuant to a compensation plan adopted prior to our public offering in 2006 and disclosed in accordance with applicable securities laws at that time, such as the 2006 Stock Incentive Plan and the Bonus Plan, is not subject to the $1,000,000 limit until the earliest to occur of: (i) the expiration of the plan; (ii) the material modification of the plan; and (iii) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the offering occurs. We intend to continue to rely on this exemption with respect to our Bonus Plan. In light of the proposed amendment to the 2006 Stock Incentive Plan (see Proposal 3), we will no longer rely on such private-to-public transition rule for such plan and, instead, intend to comply with Section 162(m). While it is the Compensation Committee’s policy to maximize the effectiveness of our executive compensation plans in this regard, we reserve the right to pay compensation that does not comply with Section 162(m) if appropriate and in the best interests of the Company and our stockholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K.

Submitted by the Compensation Committee of the Company’s Board of Directors on March 26, 2008:

Paul N. Arnold
Jason M. Fish, Chair
Kevin McCall

Summary Compensation Table

The following table sets forth the compensation earned for all services rendered to us in all capacities in the fiscal years ended December 31, 2007 and 2006 by our Named Executive Officers.

					All Other
		Salary	Bonus	Option Awards	Compensation		Total
Name and Principal Position	Year	($)	($)	($)(5)	($)		($)

Robert J. Giardina(1)	2007	483,628	566,445	—	6,094	(6)	1,056,167
Former Chief Executive Officer	2006	460,856	553,267	53,923	7,499	(7)	1,075,545
Alexander A. Alimanestianu(2)	2007	420,109	481,479	43,758	7,453	(8)	952,799
Chief Executive Officer and President	2006	364,380	396,385	44,936	7,453	(8)	813,154
Richard G. Pyle(3)	2007	373,846	377,945	43,758	6,940	(9)	802,489
Chief Financial Officer	2006	352,785	396,385	44,936	11,874	(10)	805,980
Randall C. Stephen(4)	2007	277,252	121,232	100,488	—		498,973
Chief Operating Officer	2006	252,932	121,633	77,215	—		451,780
Jennifer H. Prue	2007	200,478	96,569	81,307	52,591	(11)	430,945
Chief Information Officer	2006	170,515	96,633	47,063	64,637	(12)	378,848
Christopher Ruta	2007	192,926	69,069	31,040	6,500	(13)	305,377
Senior Vice President — Sales and Operations	2006	159,192	74,910	94,451	6,500	(13)	329,212

(1)	Effective October 31, 2007, Mr. Giardina resigned as Chief Executive Officer of the Company. Mr. Giardina continues to serve as a member of the Board. Mr. Giardina’s bonus was granted in connection with his Separation Agreement. See the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Robert Giardina.”

(2)	Mr. Alimanestianu was appointed Chief Executive Officer of the Company effective November 1, 2007.

(3)	Effective March 31, 2008, Mr. Pyle resigned as Chief Financial Officer of the Company and is no longer an employee, executive officer or director.

(4)	On January 14, 2008, Mr. Stephen ceased being the Company’s Chief Operating Officer and is no longer an employee, executive officer or director.

(5)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 Fiscal Year for the fair value of stock options granted to each of the Named Executive Officers in Fiscal Year 2007 as well as prior fiscal years, in accordance with SFAS 123(R). Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2007 grants, refer to note 10 (b) of the financial statements of Town Sports International Holdings, Inc. in its Form 10-K for the year ended December 31, 2007, as filed with the SEC. See the Grants of Plan-Based Awards in the Fiscal 2007 Year table for information on options granted in 2007. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers.

(6)	Includes an automobile allowance of $5,594 and a 401(k) matching contribution of $500.

(7)	Includes an automobile allowance of $6,999 and a 401(k) matching contribution of $500.

(8)	Includes an automobile allowance of $6,954 and a 401(k) matching contribution of $500.

(9)	Includes an automobile allowance of $6,440 and a 401(k) matching contribution of $500.

(10)	Includes an automobile allowance of $11,373 and a 401(k) matching contribution of $500.

(11)	Includes an accommodation allowance of $52,091 through September 2007 and a 401(k) matching contribution of $500. Commencing in October 2007, Ms. Prue’s accommodation allowance was integrated into her base salary.

(12)	Includes an accommodation allowance of $64,137 and a 401(k) matching contribution of $500.

(13)	Includes an automobile allowance of $6,000 and a 401(k) matching contribution of $500.

Grants of Plan-Based Awards in the 2007 Fiscal Year

The following table sets forth information concerning awards under our equity incentive plans granted to each of the Named Executive Officers in the 2007 Fiscal Year.

			Exercise or Base	Grant Date Fair
		Number of	Price of Option	Value of Option
		Securities	Awards	Awards
Name	Grant Date	Underlying Options	($/Sh)	($)

Robert J. Giardina	08/07/07	50,000	$17.46	$354,500
Alexander A. Alimanestianu	08/07/07	50,000	$17.46	$354,500
Richard G. Pyle	08/07/07	50,000	$17.46	$354,500
Randall C. Stephen	08/07/07	20,000	$17.46	$141,800
Jennifer H. Prue	08/07/07	20,000	$17.46	$141,800
Christopher Ruta	08/07/07	20,000	$17.46	$141,800

Outstanding Equity Awards at End of the 2007 Fiscal Year

The following table set forth information concerning unexercised stock options for each of the Named Executive Officers as of the end of the 2007 Fiscal Year.

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised
	Options	Options	Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable	($)	Date

Robert J. Giardina(1)	50,400	—	6.53571	07/23/2013
	16,800	—	10.28571	10/23/2013

	67,200

Alexander A. Alimanestianu	—	50,000	17.46000	08/07/2017
	14,000	—	10.28571	10/23/2013
	42,000	14,000	6.53571	07/23/2013

	56,000	64,000

Richard G. Pyle(2)	—	50,000	17.46000	08/07/2017
	14,000	—	10.28571	10/23/2013
	42,000	14,000	6.53571	07/23/2013

	56,000	64,000

Randall C. Stephen(3)	—	20,000	17.46000	08/07/2017
	12,500	37,500	12.05000	08/04/2016
	33,600	22,400	6.53571	04/30/2015
	11,200	—	10.28571	10/23/2013
	33,600	11,200	6.53571	07/23/2013

	90,900	91,100

Jennifer H. Prue	—	20,000	17.46000	08/07/2017
	8,750	26,250	12.05000	08/04/2016
	—	22,400	1.60714	06/01/2010
	2,800	—	10.28571	10/23/2013
	8,600	—	5.35714	06/01/2010
	—	2,800	6.53571	07/23/2013

	20,150	71,450

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised
	Options	Options	Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable	($)	Date

Christopher Ruta	—	20,000	17.46000	08/07/2017
	3,000	9,000	12.05000	08/04/2016
	1,400	2,800	6.53571	04/30/2015
	—	1,680	1.60714	06/01/2010
	4,200	—	10.28571	10/23/2013
	560	—	0.03571	12/31/2008
	2,520	—	5.35714	06/01/2010
	12,600	4,200	6.53571	07/23/2013

	24,280	37,680

(1)	Mr. Giardina resigned as our Chief Executive Officer in November 2007, but continues to serve as a member on our Board of Directors.

(2)	Mr. Pyle resigned as our Chief Financial Officer effective March 31, 2008.

(3)	Mr. Stephen’s last day of employment with us as Chief Operating Officer was January 14, 2008.

Option Exercises and Stock Vested in the 2007 Fiscal Year

The following table set forth information concerning stock options exercised during the 2007 Fiscal Year by each of the Named Executive Officers. The value realized from exercised options is deemed to be the market value of our common stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares underlying the option.

Option Awards
	Number of Shares	Value Realized
	Acquired on	on Exercise
Name	Exercise	($)

Robert J. Giardina	—	—
Alexander A. Alimanestianu	—	—
Richard G. Pyle	—	—
Randall C. Stephen	—	—
Jennifer H. Prue	25,000	$353,193
	8,400	$85,464
Christopher Ruta	2,800	$38,911

Potential Payments Upon Termination or Change-in-Control

Under the stock option agreements entered into between the Company and certain Named Executive Officers in connection with the grant of stock options by the Company to the Named Executive Officer, if the Named Executive Officer resigns or the Named Executive Officer’s employment is terminated by the Company without cause, during the period which the Company is paying the Named Executive Officer severance compensation (which shall be at a rate and an amount equal to the Named Executive Officer’s salary received by the Named Executive Officer immediately prior to the termination date), such period not to exceed one year, the Named Executive Officer has agreed not to compete with the Company subject to the terms of the agreement.

Pursuant to these agreements (assuming that the Company had elected to enforce each of the non-competition covenants in these agreements for the maximum period specified therein (e.g., one year following the termination of a Named Executive Officer)), if our Named Executive Officers were terminated on the last day of the 2007 Fiscal Year, they would have received the payments set forth in the following table. However, if the Company elected not to enforce the non-competition covenants in these agreements, the severance payments and continued health and other insurance benefits would not have been payable, but the equity payouts resulting from the accelerated vesting of outstanding unvested stock options in connection with a change in control would still have been applicable since such payouts do not require a termination of employment.

Messrs. Giardina, Pyle and Stephen have not been included in the following table as a result of their no longer being employed with the Company. For a more detailed description of the severance payments and benefits to which each of Messrs. Giardina, Pyle and Stephen are entitled in connection with such terminations, please see the section of this proxy statement captioned “Certain Relationships and Related Transactions — Agreement with Robert Giardina, Agreement with Richard Pyle, and Agreement with Randall Stephen” describing the terms and conditions of each of their separation agreements.

		Continuation of
		Health and Other
		Insurance Benefits	Equity	Total Termination
	Cash Payment	(Present Value)	Payout	Benefits
Name	($)(1)	($)(2)	($)(3)	($)

Termination without cause:
Alexander A. Alimanestianu	$483,628	$11,212	$127,020	$621,860.00
Jennifer H. Prue	$200,478	$11,212	$36,145	$247,835.00
Christopher Ruta	$192,926	$11,212	$58,265	$262,403.00
Change in control:(4)(5)
Alexander A. Alimanestianu	$483,628	$11,212	$169,360	$664,200.00
Jennifer H. Prue	$200,478	$11,212	$222,757	$434,447.00
Christopher Ruta	$192,926	$11,212	$92,796	$296,934.00

(1)	Represents one year of continued base salary.

(2)	Represents the present value of one year of continued health and other insurance benefits to the extent paid by the Company.

(3)	Represents the amount by which the fair market value of a share of the Company’s common stock as of December 31, 2007 exceeded the exercise price of each outstanding stock option, multiplied by the number of shares of the Company’s common stock underlying each such stock option. In the case of change in control, the amount also includes stock options which would become vested upon a change in control. The in-the-money value of the stock options that would become fully vested in connection with a change in control on December 31, 2007 are as follows: Mr. Alimanestianu $42,340; Ms. Prue $186,612; and Mr. Ruta $34,531.

(4)	“Change in control” is generally defined in the 2006 Stock Incentive Plan (as hereinafter defined) as: (i) any person becoming the beneficial owner directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

(5)	In the event that Messrs. Alimanestianu, Prue or Ruta are also terminated without cause in connection with a change in control, then, assuming the Company elects to enforce each of the non-competition covenants in stock option agreements for the maximum period specified there, each of the Named Executive Officers will be entitled to the severance payments and benefits due in non-change in control circumstances as set forth above in the termination without cause summary of this table.

As more fully described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Robert Giardina,” we entered into a letter agreement with Mr. Giardina in connection with his resignation from the Company which provides for, among other things, payment of his annual base salary, the annual bonus that he would have been entitled to had he remained employed by the Company, continued health and dental coverage, continued club membership and consulting fees. As more fully described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Richard Pyle”, we entered into a letter agreement with Mr. Pyle in connection with his resignation from the Company which provides for, among other things, payment of his annual base salary through August 31, 2008 and a pro rata bonus for the fiscal year ending December 31, 2008, continued health and dental coverage, continued club membership and consulting fees. As more fully described in the Section of this Proxy Statement titled “Certain Relationships and Related Transactions — Agreement with Randall

Stephen”, we entered into a letter agreement with Mr. Stephen in connection with Mr. Stephen’s departure from the Company which provides for, among other things, payment of his annual base salary and a bonus for the fiscal year ended December 31, 2007, continued health and dental coverage and continued club membership.

Executive Severance Agreements

On January 21, 2008, the Compensation Committee of the Board authorized the Company to enter into a severance agreement (the “Executive Severance Agreement”) with each executive officer of the Company, including the following individuals: Alexander A. Alimanestianu, President and Chief Executive Officer; Daniel Gallagher, Senior Vice President — Finance and Chief Financial Officer; Jennifer Prue, Chief Information Officer; James Rizzo, Senior Vice President — Human Resources; and Christopher Ruta, Senior Vice President — Sales and Operations. The Executive Severance Agreement provides that if the executive officer’s employment is terminated by either (i) the Company without cause or (ii) by the executive officer for good reason (as each such term is defined in the Executive Severance Agreement), within a period of six months following a change in control (as defined in the Executive Severance Agreement), then the executive officer will receive the following severance: (a) an amount equal to one year of the executive officer’s base salary, payable in twelve equal monthly installments; (b) a pro rata annual bonus for the fiscal year in which the termination occurred (which bonus will be payable at such time as bonuses are paid to the Company’s employees generally); and (c) the continuation of health and dental coverage for up to one year, with the Company continuing to pay the same portion of the premiums as it does for current employees. The foregoing severance is subject to (i) a covenant by the executive officer not to compete with the Company or its subsidiaries for a period of one year following the termination date; (ii) a covenant not to solicit the employees, consultants, customers or suppliers of the Company and its subsidiaries for the one-year period following the termination date; and (iii) a covenant not to disclose confidential information at all times following the termination date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

On an ongoing basis, the Audit Committee is required by its charter to review all “related party transactions” (those transactions that are required to be disclosed in this proxy statement by SEC Regulation S-K, Item 404 and under Nasdaq’s rules), if any, for potential conflicts of interest and all such transactions must be approved by the Audit Committee.

Professional Services Agreement with BRS

In connection with our recapitalization in 1996, Bruckmann, Rosser, Sherrill & Co., Inc., an affiliate of BRS that we refer to as BRS Inc., and our operating subsidiary now known as Town Sports International, LLC, entered into a professional services agreement, whereby BRS Inc. agreed to provide us certain strategic and financial consulting services. In exchange for such services, BRS Inc. receives an annual fee of $250,000 per calendar year while it owns, directly or indirectly, at least approximately 1,412,500 shares of common stock. BRS is a principal stockholder of Town Sports and in addition, two of our directors, Mr. Bruckmann and Mr. Edmonds, are affiliated with BRS.

Agreement with Robert Giardina

In connection with Robert Giardina’s resignation from his position as our Chief Executive Officer, we entered into a letter agreement dated October 4, 2007, based on the circumstances that led to his resignation and taking into account his more than 25 years of service to Town Sports (and its predecessors). Under the letter agreement, in exchange for the covenants described below, we (i) paid Mr. Giardina his annual base salary, $483,628, in accordance with the payroll practices of the Company through March 31, 2008, (ii) paid Mr. Giardina a bonus for Fiscal Year 2007 at the time such bonuses were generally paid of $566,445, based on our performance, (iii) agreed to provide continued health care and dental benefits for Mr. Giardina through October 31, 2012, and (iv) agreed to provide Mr. Giardina, his wife and children, a lifetime Passport Membership or its equivalent. The letter agreement also provides that Mr. Giardina will provide consulting services for us from April 1, 2008 through March 31, 2009 in consideration of $5,000 per month. The consulting arrangement is terminable by us or Mr. Giardina upon 30 days’ prior notice. Mr. Giardina also has agreed to forfeit the 50,000 stock options that were granted to him on August 7, 2007. The Letter Agreement provides that Mr. Giardina will be subject to: (i) a covenant not to compete for a period of two (and, in certain instances, three) years following the later of (x) the end of the consulting period and (y) the conclusion of Mr. Giardina’s service as a member of the Board (the “Restricted Period”); (ii) a covenant not to solicit employees and consultants during the Restricted Period; and (iii) a covenant not to solicit customers or suppliers and a covenant not to disclose confidential information during the consulting term and at all times thereafter. In addition, Mr. Giardina released Town Sports and its affiliates from any claims that he may have had.

Agreement with Richard Pyle

In connection with Mr. Pyle’s departure, the Company entered into a letter agreement with him, dated January 22, 2008 taking into account his more than 20 years of service to Town Sports (and its predecessors). The letter agreement provides that, in exchange for the covenants described below, we paid Mr. Pyle (i) an amount equal to his current base salary through August 31, 2008, payable in accordance with the payroll policies of the Company, (ii) a pro rata annual bonus for fiscal year 2008 (which bonus will be payable at such time as bonuses are paid to the Company’s employees generally), (iii) the continuation of health and dental coverage for five years, with the Company continuing to pay the same portion of the premiums as it does for current employees, and (iv) lifetime Passport Memberships at the Company’s fitness clubs for Mr. Pyle, his wife and children. The letter agreement also provides that Mr. Pyle will provide consulting services for the Company from September 1, 2008 through August 31, 2009 in consideration for $5,000 per month. The consulting arrangement is terminable by the Company or Mr. Pyle upon 30 days’ prior notice. The letter agreement also provides that Mr. Pyle will be subject to: (i) a covenant not to compete for a period of two (and, in certain instances, three) years following the end of the consulting period (the “Pyle Restricted Period”); (ii) a covenant not to solicit the employees and consultants of the Company and its subsidiaries during the Pyle Restricted Period; and (iii) a covenant not to solicit the customers or suppliers of the Company and its subsidiaries and a covenant not to disclose confidential information during the consulting term and at all times thereafter. In addition, Mr. Pyle released Town Sports and its affiliates from any claims that he may have had.

Agreement with Randall Stephen

In connection with Mr. Stephen’s departure on January 14, 2008 (the “Stephen Departure Date”), we entered into a letter agreement with him, dated March 14, 2008. The letter agreement provides that, in exchange for the covenants described below, we paid Mr. Stephen (i) an amount equal to his base salary (in effect as of the Stephen Departure Date) for one year, payable in accordance with the payroll policies of the Company, (ii) an amount equal to his annual bonus for the fiscal year ended December 31, 2007, (iii) the continuation of health and dental coverage for one year, with the Company continuing to pay the same portion of the premiums as it does for current employees, and (iv) lifetime memberships at the Company’s fitness clubs for Mr. Stephen, his wife and children. The letter agreement also provides that (i) for the one-year period following the Stephen Departure Date, Mr. Stephen will be subject to a covenant not to compete and a covenant not to solicit the employees or customers of the Company and its affiliates and (ii) Mr. Stephen will be subject to a covenant not to disclose confidential information at any time. In addition, Mr. Stephen released Town Sports and its affiliates from any claims that he may have had.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2006 Fiscal Year with the Company’s management. The Audit Committee has separately discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the 2007 Fiscal Year, the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended, which includes, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as amended, and the Audit Committee has discussed with PricewaterhouseCoopers LLP the independence of that firm from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2007 Fiscal Year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors on March 26, 2008:

Keith E. Alessi (Chair)
Thomas Galligan III
Kevin McCall

ANNUAL REPORT AND HOUSEHOLDING

A copy of the Annual Report of the Company for the 2007 Fiscal Year is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

In order to reduce printing and postage costs, only one Annual Report and one Proxy Statement will be mailed to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one Proxy Statement and you wish to receive an additional copy or copies of the Annual Report and the Proxy Statement, or if your household is receiving multiple copies of the Company’s Annual Reports or Proxy Statements and you wish to request that future deliveries be limited to a single copy, please call 212-246-6700 or send a written request to the Secretary of the Company, at the Company’s principal executive offices at 5 Penn Plaza (4th Floor), New York, New York 10001.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and the Company’s Annual Report on Form 10-K, filed with the SEC on February 29, 2008, are available on our Internet website at www.mysportsclubs.com, in the “Investor Relations — SEC Filings” section. Stockholders may obtain copies of the proxy statement, annual report to stockholders and form of proxy relating to the Company’s future meetings of stockholders on our Internet website, by calling 1-800-632-4605 or by sending the Company an e-mail at investor.relations@townsports.com.

FORM 10-K

The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on February 29, 2008. Stockholders may obtain a copy of this report, without charge, on our Internet website at www.mysportsclubs.com, in the “Investor Relations — SEC Filings” section or by writing to the Secretary of the Company, at the Company’s principal executive offices at 5 Penn Plaza (4th Floor), New York, New York 10001.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, references to the Audit Committee Charter and references to the independence of the Audit Committee members are not deemed filed with the Securities and Exchange Commission, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Card.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

2006 STOCK INCENTIVE PLAN

(as amended and restated effective as of March 26, 2008)

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

2006 STOCK INCENTIVE PLAN

(as amended and restated effective as of March 26, 2008)

ARTICLE I

PURPOSE

The purpose of this 2006 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1  “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets. The occurrence of Acquisition Event shall be determined by the Committee in its sole discretion.

2.2  “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee; provided, however, that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3  “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written or electronic agreement executed by the Company and the Participant. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

2.4  “Board” means the Board of Directors of the Company.

2.5  “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the

Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6  “Change in Control” has the meaning set forth in Section 12.2.

2.7  “Change in Control Price” has the meaning set forth in Section 12.1.

2.8  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.9  “Committee” means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASD Rule 4200(a)(15) of the Financial Industry Regulatory Authority Rulebook or such other applicable stock exchange rule; and (b) with respect to the application of the Plan to Non-Employee Directors, (i) the Board, or (ii) a committee or subcommittee (which may differ from the committee or subcommittee established for the grant of Awards to employees) comprised of two or more non-employee directors each of whom qualify as a “non-employee director” as defined in Rule 16b-3 and an “independent director” as defined under NASD Rule 4200(a)(15) of the Financial Industry Regulatory Authority Rulebook. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.10  “Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

2.11  “Company” means Town Sports International Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.12  “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13  “Detrimental Activity” means:

(a) disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or any of its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliate, acquired by the Participant at any time prior to the Participant’s Termination;

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(b) any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause;

(c) ((i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by a person or entity that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of any such action by a third party on behalf of any such person or entity, or assisting any such person or entity in taking such action; or (iv) directly or indirectly soliciting, raiding, enticing or inducing any person or entity (other than the U.S. Government or its agencies) that is, or at any time from and after the date of grant of the Award was, a customer of the Company or any of its Affiliates to become a customer of the Participant or a third party for the same or similar products or services that it purchased from the Company or any of its Affiliates, or approaching any customer of the Company or any of its Affiliates for such purpose, or authorizing or knowingly approving the taking of any action by a third party for such purpose;

(d) the Participant’s Disparagement, or inducement of others to do so, of the Company or any of its Affiliates or their past and present officers, directors, employees or products;

(e) the Participant’s owning, managing, controlling, participating in, consulting with, rendering services for, or in any manner engaging in, any business that, directly or indirectly, is competitive with the business conducted by the Company or any of its Affiliates within any metropolitan area in which the Company or any of its Affiliates engages or has definitive plans to engage in such business, or the rendering of services to such business if such business is otherwise prejudicial to or in conflict with the interests of the Company or any of its Affiliates; or

(f) a material breach of any agreement between the Participant and the Company or any of its Affiliates (including, without limitation, any employment agreement or noncompetition or nonsolicitation or confidentiality agreement).

Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.

For purposes of clauses (a), (c), (e) and (f) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization. If it is determined by a court of competent jurisdiction that any provision in the Plan in respect of Detrimental Activities is excessive in duration or scope or otherwise is unenforceable, then such provision may be modified or supplemented by the court to render it enforceable to the maximum extent permitted by law.

2.14  “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15  “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship that could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.16  “Effective Date” means the effective date of the Plan as defined in Article XVI.

2.17  “Eligible Employees” means each employee of the Company or an Affiliate.

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2.18  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19  “Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.20  “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The NASDAQ Stock Market; or (b) if not traded on any such national securities exchange or The NASDAQ Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.

2.21  “Family Member” means “family member” as defined in Rule 701 under the Securities Act or, following the filing of a form S-8 pursuant to the Securities Act with respect to the Plan, as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.22  “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.23  “Non-Employee Director” means a non-employee director of the Company as defined in Rule 16b-3.

2.24  “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.25  “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.26  “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.27  “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.28  “Performance Goals” has the meaning set forth on Exhibit A.

2.29  “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.30  “Performance Share” means an Award made pursuant to Article IX of the Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.31  “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.32  “Plan” means this Town Sports International Holdings, Inc. 2006 Stock Incentive Plan, as amended or amended and restated from time to time.

2.33  “Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

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2.34  “Reference Stock Option” has the meaning set forth in Section 7.1.

2.35  “Registration Date” means the first date after the Effective Date on which (a) the Company sells its Common Stock in a bona fide underwriting pursuant to a registration statement under the Securities Act or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.

2.36  “Restricted Stock” means a share of Common Stock issued under the Plan that is subject to restrictions under Article VIII.

2.37  “Restriction Period” has the meaning set forth in Section 8.3(a).

2.38  “Retirement” means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

2.39  “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.40  “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.41  “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.42  “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.43  “Special Unvested Options or Rights” has the meaning set forth in Section 11.1(a)(v).

2.44  “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock and/or cash, as determined by the Committee, equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock and/or cash, as determined by the Committee, equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.45  “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.46  “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.47  “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.48  “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.49  “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be

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an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.50  “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.51  “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter. Further, notwithstanding the foregoing, with respect to Awards granted on or after March 15, 2007, a Participant that is a full-time employee of the Company or an Affiliate that commences working on a part-time basis for the Company or an Affiliate shall be deemed to have experienced an involuntary Termination of Employment without Cause if such Participant is not regularly scheduled to work more than 24 hours per week.

2.52  “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

2.53  “Transition Period” means the “reliance period” under Treasury Regulation Section 1.162-27(f)(2), which ends on the earliest to occur of the following: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after December 31, 2010; (ii) the date the Plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); or (iii) the date all shares of Common Stock available for issuance under the Plan have been allocated.

ARTICLE III

ADMINISTRATION

3.1  The Committee.  The Plan shall be administered and interpreted by the Committee.

3.2  Grants of Awards.  The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock

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Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; and (v) Other Stock-Based Awards. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c) to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to an Award for a period of time as determined by the Committee, in its sole discretion, following the date of such Award; and

(j) generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3  Guidelines.  Subject to Article XIII, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4  Decisions Final.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be,

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and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5  Procedures.  If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6  Designation of Consultants/Liability.

(a) The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b) The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7  Indemnification.  To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV

SHARE LIMITATION

4.1  Shares.

(a) General Limitations.  The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 2,500,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of

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Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Shares or Other Stock-Based Awards, denominated in shares of Common Stock, granted under the Plan are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Shares or such Other Stock-Based Awards shall again be available for the purposes of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under the Plan. Notwithstanding anything herein to the contrary, any share of Common Stock that again becomes available for grant pursuant to this Section 4.1(a) shall be added back as one share of Common Stock to the maximum aggregate limit.

(b)  Individual Participant Limitations.

(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii), which may be granted under the Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights or Other Stock-Based Awards that may be granted under the Plan during any fiscal year of the Company to each Non-Employee Director shall be 250,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii).

(iv) The maximum value at grant of Performance Shares that may be granted under the Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $1,000,000. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under the Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v) The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(vi) The individual Participant limitations set forth in this Section 4.1(b) shall not apply prior to the Registration Date and, following the Registration Date, this Section 4.1(b) shall not apply until the expiration of the Transition Period.

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4.2  Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event, or (vii) any other corporate act or proceeding.

(b) Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise (“Exercisable Awards”) effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Exercisable Awards that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may, in its sole discretion, terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value without payment of consideration therefor.

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If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article XII shall apply.

4.3  Minimum Purchase Price.  Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1  General Eligibility.  All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2  Incentive Stock Options.  Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3  General Requirement.  The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1  Options.  Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.

6.2  Grants.  The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3  Terms of Options.  Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(a) Exercise Price.  The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b) Stock Option Term.  The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon attainment of certain financial results), the Committee may waive such limitations on the

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exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d) Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, The NASDAQ Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) Non-Transferability of Options.  No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.

(f) Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

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(g) Form, Modification, Extension and Renewal of Stock Options.  Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h) Early Exercise.  The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VI and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(i) Other Terms and Conditions.  Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1  Tandem Stock Appreciation Rights.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2  Terms and Conditions of Tandem Stock Appreciation Rights.  Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a) Exercise Price.  The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term.  A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c) Exercisability.  Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d) Method of Exercise.  A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender,

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the Participant shall be entitled to receive the payment determined in the manner prescribed in this Section 7.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e) Payment.  Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f) Deemed Exercise of Reference Stock Option.  Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g) Non-Transferability.  Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3  Non-Tandem Stock Appreciation Rights.  Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4  Terms and Conditions of Non-Tandem Stock Appreciation Rights.  Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a) Exercise Price.  The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term.  The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c) Exercisability.  Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d) Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or

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in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e) Payment.  Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f) Non-Transferability.  No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5  Limited Stock Appreciation Rights.  The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1  Awards of Restricted Stock.  Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock that had vested in the period referred to above.

8.2  Awards and Certificates.  Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price.  The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

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(b) Acceptance.  Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend.  Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Town Sports International Holdings, Inc. (the “Company”) 2006 Stock Incentive Plan (as the same may be amended or amended and restated from time to time, the “Plan”) and an agreement entered into between the registered owner and the Company dated          . Copies of such Plan and agreement are on file at the principal office of the Company.”

(d) Custody.  If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3  Restrictions and Conditions.  The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a) (i) Restriction Period.  The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) Objective Performance Goals, Formulae or Standards.  If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b) Rights as a Stockholder.  Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The

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Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1  Award of Performance Shares.  Performance Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares that had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

9.2  Terms and Conditions.  Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a) Earning of Performance Share Award.  At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b) Non-Transferability.  Subject to the applicable provisions of the Award agreement and the Plan, Performance Shares may not be Transferred during the Performance Period.

(c) Objective Performance Goals, Formulae or Standards.  The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d) Dividends.  Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

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(e) Payment.  Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f) Accelerated Vesting.  Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1  Other Awards.  The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Unless otherwise determined by the Committee at grant, each Other Stock-based Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that any unvested portion of such Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any such Award that had vested in the period referred to above.

Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisition) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise

18

violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2  Terms and Conditions.  Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a) Non-Transferability.  Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends.  Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c) Vesting.  Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d) Price.  Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(e) Payment.  Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

TERMINATION

11.1  Termination.  The following rules apply with regard to the Termination of a Participant.

(a) Rules Applicable to Stock Option and Stock Appreciation Rights.  Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i) Termination by Reason of Death, Disability or Retirement.  If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii) Involuntary Termination Without Cause.  If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii) Voluntary Termination.  If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 11.2(a)(iv)(2) below, or a Retirement), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from

19

the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv) Termination for Cause.  If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in subsection (iii) above) or a Retirement after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v) Unvested Stock Options and Stock Appreciation Rights.  Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination. Notwithstanding the foregoing, if a Participant is deemed to have experienced a Termination of Employment in accordance with the last sentence of Section 2.51 of the Plan, then (A) any Stock Options and any Stock Appreciation Rights that are not vested as of the date of such Participant’s Termination of Employment in accordance with the last sentence of Section 2.51 of the Plan (“Special Unvested Options or Rights”) shall not terminate or expire as of the date of such Termination of Employment and shall remain outstanding until a Participant experiences a Termination of Employment (other than on account of the last sentence of Section 2.51 of the Plan), but in no event beyond the expiration of the stated term of any such Special Unvested Options or Rights, and (B) no Special Unvested Options or Rights will thereafter vest except as set forth in the next succeeding sentence. If, after a Termination of Employment in accordance with the last sentence of Section 2.51 of the Plan, (1) a Participant remains continuously employed by the Company or any of its Affiliates, and (2) subsequent thereto, such Participant becomes regularly scheduled to work more than 24 hours per week, then any Special Unvested Options or Rights shall immediately vest as to any shares of Common Stock that did not vest under the terms of such Special Unvested Options or Rights between the date of such Participant’s Termination of Employment in accordance with the last sentence of Section 2.51 of the Plan and the date such Participant became regularly scheduled to work more than 24 hours per week solely as a result of the application of the immediately preceding sentence.

(b) Rules Applicable to Restricted Stock, Performance Shares and Other Stock-Based Awards.  Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares or Other Stock-Based Awards shall be forfeited.

ARTICLE XII

CHANGE IN CONTROL PROVISIONS

12.1  Benefits.  In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest in full and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a) Awards, whether or not vested by their terms or pursuant to the preceding sentence, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control (other than with respect to vesting pursuant to the foregoing provisions of this Section 12.1) and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same or other appropriate distribution as other Common Stock on such terms as determined by the Committee in its sole discretion; provided, however, that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

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(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate (or the cancellation and extinguishment thereof pursuant to the terms of a merger agreement entered into by the Company) for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c) The Committee may, in its sole discretion, provide for the cancellation of any particular Award or Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award(s) on the date of grant.

(d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

12.2  Change in Control.  Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur following any transaction if: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); or (b) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale, or (ii) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XIII

TERMINATION OR AMENDMENT OF PLAN

13.1  Termination or Amendment.  Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of NASD Rule 4350(i)(1)(A) of the Financial Industry Regulatory Authority Rulebook or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would:

(a) increase the aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c) change the classification of Eligible Employees or Consultants eligible to receive Awards under the Plan;

(d) decrease the minimum option price of any Stock Option or Stock Appreciation Right;

21

(e) extend the maximum option period under Section 6.3;

(f) alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

(g) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(h) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A) of the Financial Industry Regulatory Authority Rulebook, or the rules of any other exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent. Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award granted hereunder at any time without a Participant’s consent to comply with Code Section 409A or any other applicable law.

ARTICLE XIV

UNFUNDED PLAN

14.1  Unfunded Status of Plan.  The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV

GENERAL PROVISIONS

15.1  Legend.  The Committee may require each person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law-related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The NASDAQ Stock Market or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2  Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

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15.3  No Right to Employment/Directorship/Consultancy.  Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

15.4  Withholding of Taxes.  The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5  No Assignment of Benefits.  No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6  Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7  Governing Law.  The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8  Construction.  Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and

23

wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9  Other Benefits.  No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10  Costs.  The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11  No Right to Same Benefits.  The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

15.12  Death/Disability.  The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

15.13  Section 16(b) of the Exchange Act.  On and after the Registration Date, all elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.14  Section 409A of the Code.  Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

15.15  Successor and Assigns.  The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16  Severability of Provisions.  If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

15.17  Payments to Minors, Etc.  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18  Headings and Captions.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

15.19  Transition Period.  The Plan has been adopted by the Board and approved by its stockholders, both of which occurred prior to the occurrence of a Registration Date. The Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1), pursuant to which the deduction limits under Section 162(m) of the Code do not apply during the applicable reliance period. The reliance period shall end on the earliest date identified in the definition of “Transition Period” contained in Section 2.53 of the Plan.

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ARTICLE XVI

EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board or such later date as provided in the adopting resolution, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board in accordance with the laws of the State of Delaware.

ARTICLE XVII

TERM OF PLAN

The Plan was initially adopted by the Board on May 30, 2006, and was approved by the Company’s stockholders on May 30, 2006. The Plan is amended and restated effective March 26, 2008, subject to stockholder approval of the Plan within twelve months of such date. No Award shall be granted pursuant to the Plan on or after May 30, 2016, but Awards granted prior to such date may, and the Committee’s authority to administer the terms of such Awards, extend beyond that date; provided, however, that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XVIII

NAME OF PLAN

The Plan shall be known as the “Town Sports International Holdings, Inc. 2006 Stock Incentive Plan.”

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EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards and/or Performance Shares, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a) earnings per share;

(b) operating income;

(c) net income;

(d) cash flow;

(e) gross profit;

(f) gross profit return on investment;

(g) gross margin return on investment;

(h) gross margin;

(i) working capital;

(j) earnings before interest and taxes;

(k) earnings before interest, tax, depreciation and amortization;

(l) return on equity;

(m) return on assets;

(n) return on capital;

(o) return on invested capital;

(p) net revenues;

(q) gross revenues;

(r) revenue growth;

(s) total shareholder return;

(t) economic value added;

(u) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

(v) the fair market value of the shares of the Company’s Common Stock;

(w) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; or

(x) reduction in expenses.

i

To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(iii) a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a) designate additional business criteria on which the performance goals may be based; or

(b) adjust, modify or amend the aforementioned business criteria.

ii

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
PROXY
ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TOWN
SPORTS INTERNATIONAL HOLDINGS, INC.
     The undersigned stockholder of Town Sports International Holdings, Inc., a Delaware corporation (the “Company”) revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 15, 2008 and the Proxy Statement, dated April 15, 2008, and appoints Alexander A. Alimanestianu, Chief Executive Officer and President, Daniel Gallagher, Senior Vice President – Chief Financial Officer, and David M. Kastin, Senior Vice President - General Counsel and Corporate Secretary, and each of them, the proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of common stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at New York Sports Club, 30 Wall Street (4th Floor), New York, NY 10005, on Thursday, May 15, 2008 at 10:00 a.m. (local time) (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.
(CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

☒ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.
1.           TO ELECT NINE MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS TO SERVE UNTIL THE 2009 ANNUAL MEETING OF STOCKHOLDERS AND, IN EACH CASE, UNTIL SUCH DIRECTOR’S SUCCESSOR SHALL HAVE BEEN DULY ELECTED AND QUALIFIED;
NOMINEES:
ALEXANDER A. ALIMANESTIANU
KEITH E. ALESSI
PAUL N. ARNOLD
BRUCE C. BRUCKMANN
J. RICE EDMONDS
JASON M. FISH
THOMAS J. GALLIGAN III
ROBERT J. GIARDINA
KEVIN MCCALL
FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS WRITTEN BELOW TO THE CONTRARY) ☐
                                                              Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of the nominee(s) in the space provided at left.

WITHHOLD AUTHORITY TO VOTE           ☐
FOR ALL NOMINEES LISTED ABOVE
2.      TO RATIFY THE AUDIT COMMITTEE’S SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.      TO APPROVE THE AMENDMENT AND RESTATEMENT OF, AND SECTION 162(m) PERFORMANCE GOALS UNDER, THE COMPANY’S 2006 STOCK INCENTIVE PLAN, AS AMENDED.

FOR	AGAINST	ABSTAIN
☐	☐	☐
4.      In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE AND A VOTE FOR ALL THE LISTED PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE (INCLUDING NOT WITHHOLDING AUTHORITY TO VOTE FOR THE DIRECTOR NOMINEES), THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ABOVE AND FOR ALL THE LISTED PROPOSALS.

Date:
Signature (title, if any)	Signature, if held jointly
Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

(Print name(s) on certificate)
(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THE ENVELOPE IN WHICH THIS CARD WAS MAILED. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE SIGN UNDER FULL TITLE, CORPORATE OR ENTITY NAME).